UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

INOZYME PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39397	38-4024528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Summer Street, Suite 400
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 330-4340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INZY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 16, 2025, Inozyme Pharma, Inc., a Delaware corporation (the “Company” or “Inozyme”), BioMarin Pharmaceutical Inc., a Delaware corporation (“Parent” or “BioMarin”), and Incline Merger Sub, Inc. a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”), for $4.00 per share of Company Common Stock (the “Offer Price”), in cash, subject to any applicable withholding of taxes and without interest. The Merger Agreement provides that Merger Sub will commence the Offer no later than 10 business days after the date of the Merger Agreement. The Offer will initially expire one minute following 11:59 p.m. (Eastern Time) on the date that is 20 business days following the commencement of the Offer, unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Merger Sub’s obligation to accept for payment shares of Company Common Stock validly tendered (and not validly withdrawn) pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including that (a) the number of shares of Company Common Stock (i) validly tendered (and not validly withdrawn) prior to the time that the Offer expires and (ii) otherwise beneficially owned by Parent or Merger Sub (or any wholly owned Subsidiary of Parent or Merger Sub), if any, collectively represent at least one share more than 50% of the then-issued and outstanding shares of Company Common Stock as of the expiration of the Offer (excluding any Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h)(6)(f) of the DGCL), (b) the representations and warranties of the Company contained in the Merger Agreement are accurate, subject to customary thresholds and exceptions, (c) the Company has complied with or performed in all material respects all of the Company’s covenants and agreements it is required to comply with or perform under the Merger Agreement, (d) there has not occurred a Material Adverse Effect (as defined in the Merger Agreement) that is continuing as of the Offer Acceptance Time (as defined in the Merger Agreement), (e) the waiting period (or any extension thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any timing agreement with any governmental authority, shall have expired or been terminated, (f) no court of competent jurisdiction has issued any order, and no law has been enacted, which remains in effect, preventing the acquisition of or payment for the shares of Company Common Stock pursuant to the Offer and (g) other customary conditions set forth in Annex I of the Merger Agreement have been satisfied.

Following the consummation of the Offer, upon the terms and conditions set forth in the Merger Agreement and in accordance with the DGCL, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent. Subject to the consummation of the Offer, the Merger will be governed by and effected under Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger.

Pursuant to the Merger, each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock (a) held by the Company (including those held in the Company’s treasury), (b) that as of immediately prior to the effective time of the Merger (the “Effective Time”) were owned by Parent or Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, (c) irrevocably accepted for payment in the Offer, or (d) held by holders who have properly exercised their appraisal rights) will be automatically cancelled and converted into the right to receive an amount in cash equal to the Offer Price.

In addition, immediately prior to the Effective Time, by virtue of, and as a condition to, the Merger and without any action on the part of any holder thereof:

•

Each option to purchase Company Common Stock (“Company Option”), whether vested or unvested, that has a per share exercise price that is less than the Offer Price (each, an “In-the-Money Option”) that is outstanding and unexercised immediately prior to the Effective Time will automatically accelerate and become fully vested, and be cancelled and automatically converted into the right to receive cash in an amount equal to the product of (i) the total number of shares of Company Common Stock subject to such fully vested In-the-Money Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Offer Price minus (B) the exercise price payable per share of Company Common Stock under such In-the-Money Option;

•

Each Company Option that has a per share exercise price that is equal to or greater than the Offer Price, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will be cancelled without any consideration payable therefor;

•

Each restricted stock unit of the Company (“Company RSU”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will automatically accelerate, become fully vested and be cancelled and automatically converted into the right to receive cash in an amount equal to the product of (i) the total number of shares of Company Common Stock issuable in settlement of such Company RSU, immediately prior to the Effective Time, multiplied by (ii) the Offer Price;

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub for a transaction of this nature, including covenants regarding the operation of the Company’s business prior to the Effective Time.

The Company has agreed to customary “no shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties in response to a bona fide, unsolicited written acquisition proposal that the Board of Directors of the Company (the “Company Board”) has determined in good faith (i) constitutes or could reasonably be expected to lead to a Superior Offer (as such term is defined in the Merger Agreement) and (ii) failure to engage in such discussions or negotiations and provide any such information would be inconsistent with its fiduciary obligations under applicable law.

The Merger Agreement provides for certain termination rights for both of the Company and Parent, including (a) by mutual written agreement of the Company and Parent prior to the Offer Acceptance Time (as defined in the Merger Agreement), (b) by either the Company or Parent, if the Offer Acceptance Time has not occurred by November 16, 2025 (as may be extended until February 16, 2026 under certain circumstances), (c) by either the Company or Parent, if a court of competent jurisdiction has issued a final, non-appealable order that has the effect of permanently restraining, enjoining or otherwise prohibiting the Offer or the Merger or making the consummation of the Merger illegal, (d) by Parent, if (i) the Company Board has failed to include the Company Board Recommendation (as defined in the Merger Agreement) in the Schedule 14D-9 to be filed by the Company in connection with the commencement of the Offer, (ii) the Company Board shall have effected a Company Adverse Change Recommendation (as defined in the Merger Agreement), (iii) the Company Board shall have failed to publicly reaffirm the Company Board Recommendation under certain circumstances, or (iv) the Company Board shall have failed to recommend against an alternative tender offer or exchange offer other than the Offer, (e) by either the Company or Parent, upon the other party’s uncured breach of the Merger Agreement, (f) by the Company, in order to accept a Superior Offer (as defined in the Merger Agreement), or (g) by the Company, if Merger Sub fails to commence the Offer within 10 business days of the date of the Merger Agreement or if it shall have terminated the Offer prior to the effective Expiration Date (as defined in the Merger Agreement) or failed to purchase all Shares validly tendered (and not validly withdrawn) when required to do so under the terms of the Merger Agreement. In addition, if the Merger Agreement is terminated in certain circumstances, as more fully described in the Merger Agreement, the Company will be required to pay Parent a termination fee in the amount of $8,700,000.

The Company Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable, fair to, and in the best interest of the Company and its stockholders, (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Offer and the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, (iii) resolved that the Merger shall be effected under Section 251(h) of the DGCL, and (iv) resolved to recommend that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub pursuant to the Offer.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Parent, Merger Sub or the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and are also qualified in important part by confidential disclosure schedules delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Tender and Support Agreements

On May 16, 2025, in connection with the execution of the Merger Agreement, certain stockholders of the Company (the “Supporting Stockholders”) entered into Tender and Support Agreements with Parent and Merger Sub (the “Support Agreements”). Under the terms of the Support Agreements, each Supporting Stockholder has agreed, among other things, to tender, pursuant to the Offer, their shares of Company Common Stock in the Offer, vote their shares of Company Common Stock in favor of the Merger, if applicable, and, subject to certain exceptions, not to transfer any of the shares of Company Common Stock.

As of May 16, 2025, the Supporting Stockholders beneficially owned an aggregate of approximately 11.2% of the outstanding shares of Company Common Stock. The Support Agreements will terminate upon termination of the Merger Agreement and certain other specified events.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Support Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 16, 2025, BioMarin and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about, among other things, the proposed acquisition of Inozyme by BioMarin and the business prospects of Inozyme and BioMarin, including, without limitation, statements about: the anticipated occurrence, manner and timing of the proposed tender offer and the closing of the proposed acquisition; the prospective benefits of the proposed acquisition, including expectations that it will strengthen BioMarin’s enzyme therapies portfolio and be a strong strategic fit for BioMarin; Inozyme’s product candidate INZ-701 and expectations regarding its ongoing development, including the potential for INZ-701 to be the first treatment for children and adults with ENPP1 Deficiency, the potential benefits of INZ-701 for patients, the anticipated timing for data from the first Phase 3 pivotal study of INZ-701 in children, the anticipated costs of developing INZ-701 and the potential regulatory approval of INZ-701 in 2027; potential revenue for INZ-701; additional INZ-701 clinical programs intended to expand to patients of all ages; the anticipated market for INZ-701; plans for an INZ-701 pivotal study for adolescents and adults; INZ-701’s potential to expand into additional indications where deficiencies in the Pyrophosphate-Adenosine Pathway contribute to disease pathology; the accounting treatment of the potential acquisition under GAAP and its potential impact on BioMarin’s financial results and financial guidance; BioMarin’s plans for external innovation, including BioMarin being in a strong financial position to acquire additional assets; BioMarin’s ability to execute additional transactions in future quarters; statements about BioMarin’s future financial performance, including the expectations of Non-GAAP Operating Margin percentage; and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, each of BioMarin and Inozyme assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

These statements, which represent each of BioMarin’s and Inozyme’s current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results.. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including, without limitation, with respect to: consummating the proposed acquisition in the anticipated timeframe, if at all; how many of Inozyme’s stockholders will tender their stock in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the effects of the proposed acquisition (or the announcement thereof) on Inozyme’s or BioMarin’s stock price and/or BioMarin’s or Inozyme’s operating results; unknown or inestimable liabilities; the development, launch and commercialization of products and product candidates such as INZ-701, if approved; the successful completion of regulatory activities with respect to INZ-701; the parties’ ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that BioMarin and Inozyme will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; obtaining and maintaining adequate coverage and reimbursement for BioMarin’s or Inozyme’s products; the time-consuming and uncertain regulatory approval process; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients, including with respect to current and planned future clinical trials of INZ-701; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to BioMarin’s or Inozyme’s business operations and financial results; the sufficiency of BioMarin’s or Inozyme’s cash flows and capital resources; BioMarin’s ability to fund the acquisition with existing cash and investments; BioMarin’s evaluation of the accounting treatment of the potential acquisition and its potential impact on its financial results and financial guidance; BioMarin’s or Inozyme’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the effects of the transaction on relationships with key third parties, including employees, customers, suppliers, other business partners or governmental entities, including the risk that the proposed acquisition adversely affects employee retention; transaction costs; risks that the proposed acquisition disrupts current plans and operations; risks that the proposed transaction diverts management’s attention from ongoing business operations; changes in Inozyme’s business during the period between announcement and closing of the proposed acquisition; any legal proceedings and/or regulatory actions that may be instituted related to the proposed acquisition; and other risks and uncertainties affecting BioMarin and Inozyme, including those risk factors detailed in BioMarin’s and Inozyme’s filings with the Securities and Exchange Commission (SEC), including, without limitation, the risk factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 and Inozyme’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, as such risk factors may be updated by any subsequent reports, as well as the Tender Offer Statement on Schedule TO and related tender offer documents to be filed by BioMarin and Merger Sub, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Inozyme. Stockholders of BioMarin and Inozyme are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin and Inozyme are under no obligation, and expressly disclaim any obligation, to update (publicly or otherwise) or alter any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where To Find It

The tender offer for all of the outstanding shares of Inozyme described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Inozyme, BioMarin or Merger Sub will file with the SEC upon commencement of the tender offer. The solicitation and offer to tender and the offer to buy outstanding shares of Inozyme will only be made pursuant to a tender offer statement on Schedule TO, including an Offer to Purchase and related tender offer materials that BioMarin and Merger Sub are expected to file with the SEC. At the time the tender offer is commenced, BioMarin and Merger Sub will file a Tender Offer Statement on Schedule TO, and Inozyme will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AS WELL AS THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF INOZYME ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF INOZYME SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The tender offer materials (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents), as well as the Solicitation/Recommendation Statement, will be made available to all investors and stockholders of Inozyme at no expense to them at SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BioMarin will be available free of charge on BioMarin’s website at www.biomarin.com. Copies of the documents filed with the SEC by Inozyme will be available free of charge on Inozyme’s website, www.inozyme.com, or by contacting Inozyme’s investor relations department at investorrelations@inozyme.com. The information contained in, or that can be accessed through, BioMarin’s and Inozyme’s websites is not a part of, or incorporated by reference herein. In addition to the Offer to Purchase, related Letter of Transmittal and certain other tender offer documents, and Solicitation/Recommendation Statement, BioMarin and Inozyme file annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read any reports, statements or other information filed by BioMarin and Inozyme with the SEC for free on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 16, 2025, by and among Inozyme Pharma, Inc., BioMarin Pharmaceutical Inc. and Incline Merger Sub, Inc.

10.1	Form of Tender and Support Agreement

99.1	Joint Press Release issued by Inozyme Pharma, Inc. and BioMarin Pharmaceutical Inc. on May 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOZYME PHARMA, INC.

Date: May 16, 2025	By:	/s/ Douglas Treco
	Name:	Douglas Treco
	Title:	Chief Executive Officer